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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2006
                                (APRIL 19, 2006)

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                        CRAFTY ADMIRAL ENTERPRISES, LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            NEVADA                       000-49725               88-0455809
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

         SUITE 601 - 1383 MARINASIDE CRESCENT                       V6Z 2W9
                VANCOUVER, BC, CANADA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (604) 612-4847


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

When used in this report, the terms "Company", "we", "our", "us" or "Crafty" refer to Crafty Admiral Enterprises, Ltd., a Nevada corporation.

On April 29, 2006 Crafty entered into a lease purchase agreement (the "Tombaugh Lease") with Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber, owners of Tombaugh Farm in St. Francis County, Arkansas (the "Tombaugh Lessors"). The Company paid $642,006 to the Tombaugh Lessors which equals $450 per Net Mineral Acre for a Paid-Up five (5) year Lease term on 1,426.68 acres. In addition the Tombaugh Lease requires Crafty to pay the Tombaugh Lessors a nineteen percent (19%) royalty of oil and other liquid hydrocarbons produced. The Agreement provides Crafty with an option to extend the primary term of the Tombaugh Lease for five (5) additional years on the same terms. This summary is qualified by the entirety of the terms and conditions set forth in the agreement that is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 29, 2006 Crafty Admiral Enterprises, Ltd. entered into a lease purchase agreement (the "Tombaugh Lease") with Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber, owners of Tombaugh Farm in St. Francis County, Arkansas (the "Tombaugh Lessors"). The Company paid $642,006 to the Tombaugh Lessors which equals $450 per Net Mineral Acre for a Paid-Up five (5) year Lease term on 1,426.68 acres. In addition the Tombaugh Lease requires Crafty to pay the Tombaugh Lessors a nineteen percent (19%) royalty of oil and other liquid hydrocarbons produced. The Agreement provides Crafty with an option to extend the primary term of the Tombaugh Lease for five (5) additional years on the same terms.

                              FORM 10-SB DISCLOSURE

As disclosed elsewhere in this report, on April 29, 2006, Crafty purchased the Tombaugh Lease. Item 2.01(f) of Form 8-K states that if the registrant was a shell company immediately before the transaction disclosed under Item 2.01 (i.e., the lease purchase), the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 or, as in our case, Form 10-SB.

Accordingly, we are providing below the information that would be included in a Form 10-SB if we were to file a Form 10-SB. Please note that the information provided below relates to the combined Company after the acquisition of Tombaugh Lease, except that information relating to periods prior to the date of the purchase only relate to the Company unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Crafty Admiral Enterprises, Inc. was incorporated in the State of Nevada on March 6, 2000. The corporation was originally organized to engage in the business of the sale of classic auto parts to classic auto owners all over the world through its Internet site/online store. We were unsuccessful in implementing the online store and were unable to afford the cost of purchasing, warehousing and shipping the initial inventory required to commence operations. As a result, we ceased operations in July 2002. We were inactive until our sole officer and director determined that it would be in the best interest of the shareholders of the corporation that we should actively seek potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. As we began to identify business opportunities, we determined to seek opportunities in the oil and gas industry. After researching the opportunities in the oil and gas industry, we decided to seek opportunities in the State of Arkansas, where we are currently focusing on identifying and evaluating prospective natural gas properties located in the Fayetteville Shale area. In the nine months ended March 31, 2005, we have raised $995,000 by issuing convertible debentures and $80,000 through a private placement of our shares. We have acquired an oil, gas, and mineral lease covering 1,426 acres and continue to seek additional opportunities.

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Management believed that being a reporting company under the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), could provide investors and a prospective merger or acquisition candidate with additional information concerning the corporation. In addition, management believed that this may make our company more attractive to an operating business opportunity as a potential business combination candidate. We intend to continue to voluntarily file these periodic reports with the U.S. Securities and Exchange Commission. Any target acquisition or merger candidate will immediately become subject to the same reporting requirements upon consummation of any such business combination.

Thus, in the event we are able to successfully complete an acquisition or merger with another operating business, the resulting combined business must provide audited financial statements for at least the two most recent fiscal years, or in the event that the combined operating business has been in business less than two years, audited financial statements will be required from the period of inception of the target acquisition or merger candidate.

SOURCE OF BUSINESS OPPORTUNITIES

We use various resources in our search for potential business opportunities, including referrals by our officer and director, consultants, advisors, securities broker-dealers, venture capitalists, members of the financial community, business acquaintances and any others who may present management with unsolicited proposals. We may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or is in various stages of its corporate existence or development. Management cannot predict at this time the status or nature of any venture in which it may participate. The most likely scenario for a possible business arrangement would involve the acquisition of or merger with an operating business which does not need additional capital, but which merely desires to establish a public trading market for its securities. Management believes that we could provide a potential public vehicle for a private entity interested in becoming a publicly-held corporation without the time and expense typically associated with an initial public offering.

EVALUATION CRITERIA

Once we have identified a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, or with the assistance of outside advisors and consultants evaluating the preliminary information available to them.

Management may elect to engage outside independent consultants to perform preliminary analyses of potential business opportunities. However, because of our lack of access to substantial capital, we may not have the funds necessary for a complete and exhaustive investigation of any particular opportunity we may find. Further, no member of management is a professional business analyst and management will rely on its own business judgment in formulating the types of businesses that we may acquire. It is quite possible that management will not have any business experience or expertise in the type of business engaged in by any potential acquisition or merger candidate.

In evaluating such potential business opportunities, we will consider, to the extent relevant to the specific opportunity, several factors including potential benefits to the company and its shareholders; working capital, financial requirements and availability of additional financing; history of operation, if any; nature of present and expected competition; quality and experience of management; need for further research, development or exploration; potential for growth and expansion; potential for profits; and other factors deemed relevant to the specific opportunity. Because we have not located or identified any specific business opportunity to date, there are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many of the potential business opportunities available to us may involve new and untested products, processes or market strategies, which may not ultimately prove successful.

As we locate potential business opportunities, each separate potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure of method of participation will be chosen. The particular manner in which we participates in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of our company and management of the opportunity, and the relative negotiating strength of the parties involved. Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, merger or consolidation. We may act directly or indirectly through an interest in a partnership, corporation, or other form of organization; however, we do not intend to participate in opportunities through the purchase of minority stock positions.

FAYETTEVILLE SHALE OPPORTUNITY

As we began to identify business opportunities, we determined to seek opportunities in the oil and gas industry. After researching the opportunities in the oil and gas industry, our management decided to seek opportunities in the State of Arkansas. Currently we are

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focused on identifying and evaluating prospective natural gas properties located in the Fayetteville Shale area. As we believe that natural gas is an environmentally friendly fuel that will be increasingly valued in the United States, we believe this area provides and opportunity to participate in natural gas market.

The Fayetteville Shale area is an unconventional gas reservoir located in Arkansas ranging in thickness from 50 to 325 feet and ranging in depth from 1500 to 6500 feet. We plan to acquire leases in the region. Over time, as we acquire properties, we plan to complete the exploration and development stage using modern techniques such as horizontal drilling and 3D seismic analysis.

On April 29, 2006 Crafty entered into a lease purchase agreement (the "Tombaugh Lease") with Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber, owners of Tombaugh Farm in St. Francis County, Arkansas (the "Tombaugh Lessors"). The Company paid $642,006 to the Tombaugh Lessors which equals $450 per Net Mineral Acre for a Paid-Up five (5) year Lease term on 1,426.68 acres. In addition the Tombaugh Lease requires Crafty to pay the Tombaugh Lessors a nineteen percent (19%) royalty of oil and other liquid hydrocarbons produced. The Agreement provides Crafty with an option to extend the primary term of the Tombaugh Lease for five (5) additional years on the same terms. This summary is qualified by the entirety of the terms and conditions set forth in the agreement that is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

                                  RISK FACTORS

RISKS RELATED TO OUR COMPANY AND THE NATURAL GAS INDUSTRY

OUR FUTURE PERFORMANCE IS DEPENDENT UPON OUR ABILITY TO IDENTIFY, ACQUIRE AND DEVELOP NATURAL GAS PROPERTIES.

Our future performance depends upon our ability to find, develop and acquire natural gas reserves that are economically recoverable. Without successful exploration, exploitation or acquisition activities, we will not be able to develop reserves or generate revenues. No assurance can be given that we will be able to find and develop or acquire reserves on acceptable terms, or that commercial quantities of natural gas deposits will be discovered sufficient to enable us to recover our exploration and development costs or sustain our business.

The successful acquisition and development of natural gas properties requires an assessment of recoverable reserves, future natural gas prices and operating costs, potential environmental and other liabilities and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. In addition, no assurances can be given that our exploitation and development activities will result in the discovery of any reserves. Our operations may be curtailed, delayed or canceled as a result of lack of adequate capital and other factors, such as title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties, or unusual or unexpected formations, pressures and/or work interruptions. In addition, the costs of exploitation and development may materially exceed initial estimates.

We can provide no assurance that natural gas will be discovered in commercial quantities in any of the properties we currently hold interests in or properties in which we may acquire interests in the future. Our success will depend upon our ability to acquire working and revenue interests in properties upon which gas and oil reserves are ultimately discovered in commercial quantities. While we plan to hire a new management team with significant industry experience, we currently do not have an established history of locating and developing properties that have natural gas reserves.

THE SUCCESSFUL IMPLEMENTATION OF OUR BUSINESS PLAN IS SUBJECT TO RISKS INHERENT IN THE NATURAL GAS BUSINESS.

Our natural gas interests are subject to the economic risks typically associated with exploration, development and production activities, including the necessity of significant expenditures to locate and acquire properties and to drill exploratory wells. In addition, the cost and timing of drilling, completing and operating wells is often uncertain. In conducting exploration and development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause exploration, development and production activities to be unsuccessful. This could result in a total loss of our investment in a particular property. If exploration efforts are unsuccessful in establishing proved reserves and exploration activities cease, the amounts accumulated as unproved costs will be charged against earnings as impairments.

WE ARE A DEVELOPMENT STAGE COMPANY IMPLEMENTING A NEW BUSINESS PLAN.

We are a development stage company with only a limited operating history upon which to base an evaluation of our current business and future prospects, and we have just begun to implement our business plan. Since our inception, we have suffered recurring losses from operations and have depended on new investments to sustain our operations. During the years ended December 31, 2004 and 2005, and for the three month period ended March 31, 2006, respectively, we reported losses of $ 6,451, $ 18,338 and $8,924. While

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we have recently raise capital and are preparing to begin business operations, we remain in the development stage with no assurances that we can achieve profits from operations.

WE WILL NEED ADDITIONAL FINANCING TO FUND THE DEVELOPMENT OF OUR PROPERTIES.

Our future is dependent upon successful completion of the development of our leaseholds and obtaining adequate financing to complete the extraction of natural gas. There is no assurance that we will be successful in obtaining such financing.

DEVELOPMENT OF OUR CURRENT PROJECTS AND EXPANSION OF OUR OPERATIONS WILL REQUIRE SIGNIFICANT CAPITAL EXPENDITURES FOR WHICH WE MAY BE UNABLE TO PROVIDE SUFFICIENT FINANCING.

Our existing capital resources are not sufficient to sustain our current level of operations. Our business model contemplates the development of our current exploration projects and the expansion of our business by identifying and acquiring additional natural gas properties. We intend to rely on external sources of financing to meet the capital requirements associated with the development of our current exploration projects and the expansion of our natural gas operations. We plan to obtain the future funding that we will need through debt and equity markets, but we cannot assure you that we will be able to obtain additional funding when it is required or that it will be available to us on commercially acceptable terms.

We also intend to make offers to acquire natural gas properties in the ordinary course of our business. If these offers are accepted, our capital needs will increase substantially. If we fail to obtain the funding that we need when it is required, we may have to forego or delay potentially valuable opportunities to acquire new natural gas properties or default on existing funding commitments to third parties and forfeit or dilute our rights in existing natural gas property interests.

OUR FUTURE PERFORMANCE IS DIFFICULT TO EVALUATE BECAUSE WE HAVE A LIMITED OPERATING HISTORY.

We were incorporated in March 2000 and we began to implement our current business strategy in the oil and gas industry in 2005. We have had no significant operations and since incorporation our operating cash flow needs have been financed solely through private offerings of our common stock and convertible bonds in addition to loans made to us by our sole officer.

WE MAY HAVE ONLY NOMINAL CONTROL OVER THE TIMING OR SCOPE OF THE WORK DONE ON OUR PROPERTIES AND WILL BE DEPENDENT UPON OTHER PARTIES TO COMMENCE AND CONTINUE PRODUCTION.

We may have only nominal control over the drilling of the wells on our properties. Other parties may be responsible for all drilling, field operations and related administrative services related to our wells. The Company and our advisors will have to choose the locations for drilling the wells and may not have control over the timing of drilling the wells as we will have no control upon the availability of drilling rigs. We will be dependent on our technical advisors to successfully develop the wells. We will be dependent on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations. If we are unsuccessful in developing our wells or there is no production on our properties, we may lose our entire investment in those properties.

WE MAY EXPERIENCE INSTABILITY IN PRODUCTION FROM THE WELLS ON OUR PROPERTIES AND RESULTS MAY BE LESS THAN ANTICIPATED

While we will endeavor forecast production as accurately as possible, actual production may be less than our forecasts or estimates. If production is significantly less than forecast, or if production is non-existent, we may not be able to continue as a viable entity.

WE RELY HEAVILY UPON RESERVE ESTIMATES WHEN DETERMINING WHETHER OR NOT TO INVEST IN A PARTICULAR OIL OR GAS PROPERTY.

The natural gas reserve information that we use in evaluating natural gas prospects is based on reserve estimates involving a great deal of uncertainty. Different reserve engineers may make different estimates of reserves and cash flows based on the same available data. Reserve estimates depend in large part upon the reliability of available geologic and engineering data, which is inherently imprecise. Geologic and engineering data are used to determine the probability that a reservoir of natural gas exists at a particular location, and whether natural gas are recoverable from a reservoir. Recoverability is ultimately subject to the accuracy of data including, but not limited to, geological characteristics of the reservoir, structure, reservoir fluid properties, the size and boundaries of the drainage area, reservoir pressure, and the anticipated rate of pressure depletion. The evaluation of these and other factors is based upon available seismic data, computer modeling, well tests and information obtained from production of natural gas from adjacent or similar properties, but the probability of the existence and recoverability of reserves is less than 100% and actual recoveries of proved reserves can differ from estimates.

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Reserve estimates also require numerous assumptions relating to operating conditions and economic factors, including the price at which recovered natural gas can be sold, the costs of recovery, assumptions concerning future operating costs, severance and excise taxes, development costs and workover and remedial costs, prevailing environmental conditions associated with drilling and production sites, availability of enhanced recovery techniques, ability to transport natural gas to markets and governmental and other regulatory factors, such as taxes and environmental laws. A negative change in any one or more of these factors could result in quantities of natural gas previously estimated as proved reserves becoming uneconomic. For example, a decline in the market price of oil or natural gas to an amount that is less than the cost of recovery of such natural gas in a particular location could make production commercially impracticable. The risk that a decline in price could have that effect is magnified in the case of reserves requiring sophisticated or expensive production enhancement technology and equipment, such as some types of heavy oil. Each of these factors, by having an impact on the cost of recovery and the rate of production, will also affect the present value of future net cash flows from estimated reserves.

In addition, the 10% discount factor, which is required by the Securities and Exchange Commission to be used to calculate discounted future net cash flows for reporting purposes, is not necessarily the most appropriate discount factor based on interests rates in effect from time to time and risks associated with us or the natural gas industry in general.

OUR BUSINESS MAY BE HARMED IF WE ARE UNABLE TO RETAIN OUR INTERESTS IN LEASES.

All of our properties are or will be held under interests in natural gas leases. If we fail to meet the specific requirements of each lease, the lease may be terminated or otherwise expire. We cannot assure you that we will be able to meet our obligations under each lease. The termination or expiration of our working interest relating to a lease could harm our business, financial condition and results of operations.

We will need significant additional funds to meet capital calls, drilling and other production costs in our effort to explore, produce, develop and sell the natural gas and oil produced by our leases. We may not be able to obtain any such additional funds on terms acceptable to us, or at all.

TITLE DEFICIENCIES COULD RENDER OUR LEASES WORTHLESS.

The existence of a material title deficiency can render a lease worthless and can result in a large expense to our business. The Company has historically relied upon the judgment of natural gas lease brokers or landmen who perform the field work in examining records in the appropriate governmental office before attempting to place under lease a specific mineral interest. This is customary practice in the natural gas industry. However, we anticipate that we, or the person or company acting as operator of the wells located on the properties that we lease, will examine title prior to any well being drilled. Even after taking these precautions, deficiencies in the marketability of the title to the leases may still arise. Such deficiencies may render the lease worthless.

WE ARE NOT OBLIGATED TO FOLLOW ANY PARTICULAR CRITERIA FOR THE ACQUISITION OF ADDITIONAL NATURAL GAS PROPERTIES.

Even though we now employ general criteria for the acquisition of natural gas properties, we are not obligated to follow any specific criteria and may change our criteria from time to time. Our shareholders will not have the opportunity to evaluate or approve any changes in the criteria we use or how we apply those criteria in pursuing the acquisition of additional natural gas properties.

A SUBSTANTIAL OR EXTENDED DECLINE IN NATURAL GAS PRICES COULD REDUCE OUR FUTURE REVENUE AND EARNINGS.

The price we receive for future natural gas production will heavily influence our revenue, profitability, access to capital and rate of growth. Natural gas is a commodity and its price is subject to wide fluctuations in response to relatively minor changes in supply and demand. Historically, the markets for natural gas have been volatile and natural gas prices are significantly above historic levels. These markets will likely continue to be volatile in the future and current record prices natural gas may decline in the future. The prices we may receive for any future production, and the levels of this production, depend on numerous factors beyond our control. These factors include the following:

     o    changes in global supply and demand for oil and natural gas;

     o    actions by the Organization of Petroleum Exporting Countries, or OPEC;

     o political conditions, including embargoes, which affect other oil-producing activities;

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     o    levels of global oil and natural gas exploration and production activity;

     o    levels of global oil and natural gas inventories;

     o    weather conditions affecting energy consumption;

     o    technological advances affecting energy consumption; and

     o    prices and availability of alternative fuels.

Lower natural gas prices may not only decrease our future revenues but also may reduce the amount of natural gas that we can produce economically. A substantial or extended decline in natural gas prices may reduce our earnings, cash flow and working capital.

Drilling for and producing natural gas are high risk activities with many uncertainties that could substantially increase our costs and reduce our profitability.

Natural gas exploration is subject to numerous risks beyond our control; including the risk that drilling will not result in any commercially viable natural gas reserves. Failure to successfully discover natural gas resources at our properties may result in the entire loss of the funds we expend. The decisions to develop or otherwise exploit sites will depend in part on the evaluation of resource estimates based on assumptions that may turn out to be inaccurate.

The total cost of drilling, completing and operating wells will be uncertain before drilling commences. Overruns in budgeted expenditures are common risks that can make a particular project uneconomical. Further, many factors may curtail, delay or cancel drilling, including the following:

               o delays imposed by or resulting from compliance with regulatory requirements;

               o    pressure or irregularities in geological formations;

               o shortages of or delays in obtaining equipment and qualified personnel;

               o    equipment failures or accidents;

               o    adverse weather conditions;

               o    reductions in Natural gas prices;

               o    land title problems; and

               o    limitations in the market for Natural gas.

WE CURRENTLY HAVE NO PROVEN RESERVES AND THEREFORE MAY FACE DIFFICULTIES RAISING FINANCING TO FUND OUR OPERATIONS.

We have not discovered any natural gas, and therefore we have no gas reserves or any revenue that would otherwise be generated from reserves. Accordingly, we are unable to finance any of our overhead costs or obligations and will be required to fund any costs and expenses by offering additional debt or equity securities.

WE MAY INCUR SUBSTANTIAL LOSSES AND BE SUBJECT TO SUBSTANTIAL LIABILITY CLAIMS AS A RESULT OF OUR NATURAL GAS OPERATIONS.

Our operations will be subject to risks associated with natural gas operations. Losses and liabilities arising from uninsured and underinsured events could materially and adversely affect the payment of production revenues from the wells, if any. Our natural gas exploration activities will be subject to all of the operating risks associated with drilling for and producing natural gas, including the possibility of:

               o environmental hazards, such as uncontrollable flows of natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater contamination;

               o    abnormally pressured formations;

               o mechanical difficulties, such as stuck oilfield drilling and service tools and casing collapse;

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               o    fires and explosions;

               o    personal injuries and death; and

               o    natural disasters.

Any of these risks could adversely affect our ability to operate or result in substantial losses to our operations. These risks may not be insurable or we may elect not to obtain insurance if the cost of available insurance is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. If a significant accident or other event that is not fully covered by insurance occurs, it could adversely affect us.

MARKET CONDITIONS OR OPERATIONAL IMPEDIMENTS MAY HINDER OUR ACCESS TO NATURAL GAS MARKETS OR DELAY OUR PRODUCTION.

Market conditions or the unavailability of satisfactory natural gas transportation arrangements may hinder access to natural gas markets or delay production, if any, at our wells. The availability of a ready market for our future natural gas production will depend on a number of factors, including the demand for and supply of natural gas and the proximity of reserves to pipelines and terminal facilities. Our ability to market our production will depend in substantial part on the availability and capacity of gathering systems, pipelines and processing facilities owned and operated by third parties. Failure to obtain such services on acceptable terms could materially harm our business. We may be required to shut-in wells for a lack of a market or because of the inadequacy or unavailability of gathering system capacity. If that were to occur, we would be unable to realize revenue from those wells until production arrangements were made to deliver our production to market.

WE ARE SUBJECT TO COMPLEX LAWS THAT CAN AFFECT THE COST, MANNER AND FEASIBILITY OF DOING BUSINESS THEREBY INCREASING OUR COSTS AND REDUCING OUR PROFITABILITY.

Development, production and sale of natural gas are subject to laws and regulations. We may be required to make large expenditures to comply with governmental regulations. Matters subject to regulation include:

               o    discharge permits for drilling operations;

               o    drilling bonds;

               o    reports concerning operations;

               o    spacing of wells;

               o    unitization and pooling of properties; and

               o    taxation.

Failure to comply with these laws may also result in the suspension or termination of operations and liabilities under administrative, civil and criminal penalties. Moreover, these laws could change in ways that substantially increase the costs of doing business. Any such liabilities, penalties, suspensions, terminations or regulatory changes could materially and adversely affect our financial condition and results of operations.

THE UNAVAILABILITY OR HIGH COST OF DRILLING RIGS, EQUIPMENT, SUPPLIES, PERSONNEL AND OILFIELD SERVICES COULD ADVERSELY AFFECT OUR ABILITY TO EXECUTE OUR PLANS ON A TIMELY BASIS AND WITHIN OUR BUDGET.

Shortages or the high cost of drilling rigs, equipment, supplies or personnel could delay or adversely affect our development operations, which could have a material adverse effect on our business, financial condition or results of operations. Rising or unforeseen costs related to drilling and technical engineering may increase the cost related to drilling and completing the wells, which may either require us to contribute additional capital to drilling of the wells or cause dilution in our right to receive revenue from production, if any.

COMPETITION IN THE NATURAL GAS INDUSTRY IS INTENSE, WHICH MAY INCREASE OUR COSTS AND OTHERWISE ADVERSELY AFFECT OUR ABILITY TO COMPETE.

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We will operate in a highly competitive environment for prospects suitable for exploration, marketing of natural gas and securing the services of trained personnel. Many of our competitors possess and employ financial, technical and personnel resources substantially greater than ours, which can be particularly important in the areas in which we operate. Those companies may be able to pay more for prospective natural gas properties and prospects and to evaluate, bid for and purchase a greater number of properties and prospects than our financial or personnel resources permit. In order for us to compete with these companies, we may have to increase the amounts we pay for prospects, thereby reducing our profitability.

WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY IN ACQUIRING PROSPECTIVE RESERVES, DEVELOPING RESERVES, MARKETING NATURAL GAS, ATTRACTING AND RETAINING QUALITY PERSONNEL AND RAISING ADDITIONAL CAPITAL.

Our ability to acquire additional prospects and to find and develop reserves in the future will depend on our ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment. In addition, there is substantial competition for capital available for investment in the natural gas industry. Our inability to compete successfully in these areas could have a material adverse effect on our business, financial condition or results of operations.

We believe that period-to-period comparisons of our financial results are not meaningful and should not be relied upon as an indication of future performance because we recently changed the focus of our business plan to the exploration and marketing of natural gas.

Prior to this offering, we had no material business or operations. As a result, the historical information in this report related to our prior operations will vary from our future results of operations. In addition, evaluation of our future prospects is difficult to assess because we have no operating history in the exploration and marketing of natural gas. Our historical results of operations are not indicative of our future revenue and income potential.

WE MAY NOT BE ABLE TO OBTAIN ADDITIONAL FINANCING ON FAVORABLE TERMS, IF AT ALL.

We expect that we will require additional financing over time, the amount of which will depend on a number of factors including the cash flow generated by our leaseholds. The terms of any additional financing we may be able to procure are unknown at this time. Our access to third-party sources of capital depends, in part, on:

               o    general market conditions;

               o    the natural gas market;

               o    the market's perception of our growth potential;

               o    our then-current debt levels;

               o    our then-current and expected future earnings;

               o    our cash flow; and

               o    the market price per share of our common stock.


Any future debt financing or issuances of preferred stock that we may make will be senior to the rights of holders of our common stock, and any future issuances of common stock will result in the dilution of the then-existing stockholders' proportionate equity interest.

BECAUSE WE MAY BECOME HIGHLY LEVERAGED, FUTURE CASH FLOWS MAY NOT BE SUFFICIENT TO MEET OUR OBLIGATIONS AND WE MAY HAVE DIFFICULTY OBTAINING ADDITIONAL FINANCING.

In the future we will have a substantial amount of debt in relation to our stockholders' equity. While we currently believe that we will have sufficient cash and cash-generating resources to meet our debt service obligations, we cannot assure you that in the future we will generate sufficient cash flow from operations to meet our long-term debt service obligations. Our debt and related debt service obligations could have important adverse consequences to us, such as:

               o    limiting our ability to obtain additional financing;

               o requiring a substantial portion of our cash flow to be used for payments on the debt and related interest;

               o reducing our ability to use cash flow to fund working capital, capital expenditures and general corporate requirements;

               o limiting our ability to respond to changing business and economic conditions and to withstand competitive pressures, which may affect our financial condition;

               o incurring higher interest expense in the event of increases in interest rates on our borrowings which have variable interest rates;

               o heightening our vulnerability to downturns in our business or in the general economy and restricting us from making improvements or acquisitions, or exploring business opportunities;

               o limiting our ability to dispose of assets or pay cash dividends; and

               o restricting our activities compared to those of competitors with less debt or greater resources.

If our existing and contemplated levels of indebtedness are further increased, the related risks will increase correspondingly. If we fail to generate sufficient cash flow from future operations to meet our debt service obligations, we may need to seek refinancing of all or a portion of our indebtedness or obtain additional financing in order to meet our obligations with respect to our indebtedness. We cannot assure you that we will be able to refinance any of our indebtedness or obtain additional financing on satisfactory terms or at all, particularly because of our anticipated high levels of debt and the debt incurrence restrictions imposed by the agreements governing our debt.

THE COSTS OF FUTURE TECHNOLOGICAL ADVANCES MAY ADVERSELY AFFECT OUR BUSINESS.

Natural gas companies compete in providing products and services in a capital intensive business. The development of certain equipment has been characterized by rapid technological advancements in recent years, and this trend may continue. Manufacturers may develop new systems that have competitive advantages over systems now in use that could render current equipment obsolete or require companies to make significant unplanned capital expenditures to maintain competitive position.

RISKS RELATED TO OUR SECURITIES

WE HAVE NO OPERATING HISTORY UPON WHICH TO BASE AN EVALUATION OF OUR BUSINESS AND PROSPECTS.

Our business is in the early stage of development and we have not generated any revenues or profit to date. The purchase of and further development of our leaseholds is necessary prior to our achieving revenues or profitability. We have a limited operating history upon which to base an evaluation of our business and prospects. Our business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies involved in natural gas industry.

WE HAVE NEVER DECLARED OR PAID CASH DIVIDENDS ON OUR COMMON STOCK. WE CURRENTLY INTEND TO RETAIN FUTURE EARNINGS TO FINANCE THE OPERATION, DEVELOPMENT AND EXPANSION OF OUR BUSINESS.

We do not anticipate paying cash dividends on our common stock in the foreseeable future. Payment of future cash dividends, if any, will be at the discretion of our board of directors and will depend on our financial condition, results of operations, contractual restrictions, capital requirements, business prospects and other factors that our board of directors considers relevant.

Accordingly, investors will only see a return on their investment if the value of our securities appreciates.

WE WILL RELY ON KEY PERSONNEL, THE LOSS OF THE SERVICES OF WHOM COULD MATERIALLY AND ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

Our ability to operate successfully and competitively will be dependent, in part, upon the continued services of certain of our officers and key employees. In the event that these officers and/or employees were to leave us, we might not be able to find suitable replacements. We believe that the loss of the services of these officers and/or employees could have a material adverse effect on our results of operations.

CERTAIN OF OUR EXISTING STOCKHOLDERS EXERCISE CONSIDERABLE INFLUENCE OVER THE COMPANY.

As of the date of this Private Placement Memorandum, the founding shareholders of Crafty Admiral, beneficially own approximately 26% of the outstanding shares of our common stock and, together with our other executive officers and directors as a group, beneficially own approximately 26% of the outstanding shares of our common stock. By reason of such holdings, these stockholders acting as a group will be able to exercise significant influence over our affairs and policies, including the election of our board of directors and matters submitted to a vote of our stockholders such as mergers and significant asset sales, and their interests might not be consistent with the interests of other stockholders.

LEGISLATION, INCLUDING THE SARBANES-OXLEY ACT OF 2002, MAY MAKE IT DIFFICULT FOR US TO RETAIN OR ATTRACT OFFICERS AND DIRECTORS.

We may be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of the recent and currently proposed changes in the rules and regulations which govern publicly-held companies. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the Securities and Exchange Commission that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles.

TRADING IN OUR COMMON STOCK IS LIMITED, SO OUR SHAREHOLDERS MAY NOT BE ABLE TO SELL AS MUCH STOCK AS THEY ANT AT PREVAILING PRICES.

Shares of the common stock are traded on the OTCBB. If limited trading in the common stock continues, it may be difficult for our shareholders to sell in the public market at any given time at prevailing prices. Also, the sale of a large block of our common stock at any time could depress the price of our common stock to a greater degree than a company that typically has higher volume of trading of securities.

THE LIMITED PRIOR PUBLIC MARKET AND TRADING MARKET FOR OUR COMMON STOCK MAY CAUSE POSSIBLE VOLATILITY IN OUR STOCK PRICE WHICH MAY CAUSE YOU TO LOSE SOME OR ALL OF YOUR INVESTMENT.

There has only been a limited public market for our common stock and an active trading market in our common stock may not be maintained. The OTCBB is an unorganized, inter-dealer, over-the-counter market that provides significantly less liquidity than NASDAQ, and quotes for stocks included on the OTCBB are not listed in the financial sections of newspapers, as are those for the NASDAQ Stock Market. In addition, the stock market in recent years has experienced extreme price and volume fluctuations that have particularly affected the market prices of many smaller companies. The trading price of our common stock is expected to be subject to significant fluctuations in response to variations in quarterly operating results, changes in analysts' earnings estimates, announcements of innovations by us or our competitors, general conditions in the industry in which we operate and other factors. These fluctuations, as well as general economic and market conditions as well as the oil and gas markets, may decrease the market price of our common stock.

THE MARKET PRICE FOR OUR COMMON STOCK MAY BE SUBJECT TO EXTREME VOLATILITY WHICH MAY CAUSE YOU TO LOSE SOME OR ALL OF YOUR INVESTMENT.

The market for companies in the oil and gas industry, including companies such as ours, has historically been more volatile than the market for stocks in general. As a result, the price of our common stock may be subject to wide fluctuations in response to factors some of which are beyond our control, including, without limitation, the following:

               o    Quarter-to-quarter variations in our operating results;

               o    Our announcement of material events;

               o Price fluctuations in sympathy to others engaged in our industry; and,

               o    The effects of media coverage of our business.

ADDITIONAL AUTHORIZED SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE MAY DECREASE THE MARKET PRICE FOR OUR COMMON STOCK

We are authorized to issue 300,000,000 shares of common stock. As of the date of this Private Placement Memorandum, there were 46,000,000 shares of common stock issued and outstanding. To the extent stock is issued upon the exercise of the Warrants, our existing shareholders will experience further dilution. In addition, in the event that any future financing should be in the form of, be convertible into or exchangeable for, equity securities, the issuance of our shares upon their exercise will result in additional dilution.

WE MAY ISSUE PREFERRED STOCK, WHICH MAY DECREASE THE MARKET PRICE FOR OUR COMMON STOCK AND MAY HAVE RIGHTS SUPERIOR TO YOUR COMMON STOCK RIGHTS.

In addition to the above-referenced shares of common stock that we may issue, we have the right to authorize and issue preferred stock. We presently have no issued and outstanding shares of preferred stock and while we have no present plans to issue any shares of preferred stock, our Board of Directors has the authority, without shareholder approval, to create and issue one or more series of such preferred stock and to determine the voting, dividend and other rights of holders of such preferred stock. The issuance of any of such series of preferred stock may have superior rights to the holders of common stock.

OUR COMMON STOCK IS THINLY TRADED AND AN ACTIVE AND VISIBLE TRADING MARKET FOR OUR COMMON STOCK MAY NOT DEVELOP.

Our common stock is currently traded on a limited basis on the OTC Bulletin Board under the symbol "CRFY". The quotation of our common stock on the OTCBB does not assure that a meaningful, consistent and liquid trading market currently exists. We cannot predict whether a more active market for our common stock will develop in the future. In the absence of an active trading market:

      o Investors may have difficulty buying and selling or obtaining market quotations;

      o  Market visibility for our common stock may be limited; and

      o A lack of visibility for our common stock may have a depressive effect on the market price for our common stock.

BROKER-DEALERS MAY BE DISCOURAGED FROM EFFECTING TRANSACTIONS IN OUR COMMON STOCK BECAUSE THEY ARE CONSIDERED A PENNY STOCK AND ARE SUBJECT TO THE PENNY STOCK RULES.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") impose sales practice and disclosure requirements on certain brokers-dealers who engage in certain transactions involving a "penny stock." Subject to certain exceptions, a penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. The market price of our common stock on the OTCBB on May 11, 2006 was $1.10 per share, and our common stock is deemed penny stock for the purposes of the Exchange Act. The additional sales practice and disclosure requirements imposed upon brokers-dealers may discourage broker-dealers from effecting transactions in our common stock, which could severely limit the market liquidity of the stock and impede the sale of our stock in the secondary market.

A broker-dealer selling penny stock to anyone other than an established customer or "accredited investor," generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse, must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt. In addition, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the registered representative and current quotations for the securities. Finally, a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account and information with respect to the limited market in penny stock.

EMPLOYEES

As of September 11, 2006, the Company had no full-time employees. The Company plans to hire employees on an "as needed" basis. We are currently seeking to recruit an experienced management team with experience in the natural gas industry.

DESCRIPTION OF PROPERTY

We do not own any property and currently conduct business operations from the home of our President and Chairman of the Board on a rent-free basis. As we move forward with our business plan we will need to expand our office space.

We also have an interest in the Tombaugh Lease for a term of five (5) years on 1,426.68 acres in St. Francis County, Arkansas.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table presents information about each of our Executive Officers and Directors.

   NAME                      AGE         POSITION(S) WITH COMPANY
   ----                      ---         ------------------------
 Lawrence Siccia             39       President, Chief Executive Officer, Chief
                                      Executive Officer, Treasurer and Director

Lawrence Siccia has served as President, Chief Executive Officer, Treasurer and Director of Crafty Admiral since it was founded in March 2006. Between 1988 and 2004 he was a Finance Broker and the Retail Lease Manager for Totem Ford in Vancouver, B.C., Canada. Mr. Siccia has been in the automobile industry between 1994 and 2004 and has extensive knowledge of automobiles, parts and the automobile industry in general. Since 2004 he has owned and operated a highly successful restaurant in the beach district of Vancouver. This European style restaurant operates as a cafe in the morning and a wine martini bar at night.

RENUMERATION OF DIRECTORS AND OFFICERS

   -------------------------------------------------------------------------------------------------------
   Name                       Principal Position                            Aggregate Remuneration in
                                                                            Fiscal Year Ended Dec. 31,
                                                                            2005
   -------------------------------------------------------------------------------------------------------
   Lawrence Siccia            President, Chief Executive Officer, Chief                  $0
                              Executive Officer, Treasurer and Director
   -------------------------------------------------------------------------------------------------------

SECURITYOF MANAGEMENT AND CERTAIN SECURITYHOLDERS

NAME                                   COMMON      SERIES A     WARRANTS    OPTIONS   TOTAL SHARE     PERCENTAGE
                                       STOCK       PREFERRED                          EQUIVALENTS     OWNERSHIP
EXECUTIVE OFFICERS & DIRECTORS
        LAWRENCE SICCIA               12,000,000           -          -          -    12,000,000            26%
    TOTAL AS A GROUP (1 PERSON)       12,000,000           -          -          -    12,000,000            26%

INSTITUTIONAL AND CORPORATE HOLDERS
INSTITUTIONAL AND CORPORATE
HOLDERS                                        -           -          -          -             -             0%
                                             ---         ---        ---        ---           ---            ---
TOTAL AS A GROUP                               -           -          -          -             -             0%

OTHER INDIVIDUALS (30 PERSONS)        34,000,000           -          -          -    34,000,000            74%
                                      ----------         ---        ---        ---    ----------            ---

GRAND TOTAL                           46,000,000           -          -          -    46,000,000           100%
                                      ==========         ===        ===        ===    ==========           ====


INTEREST IN MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As at 31 March 2006, the Company has an outstanding note payable to Lawrence Siccia, its President, Chief Executive Officer, Chief Executive Officer and Treasurer. The note is non-interest bearing, unsecured, and has no fixed terms of repayment.

                                    PART F/S

Item 1 of Part 1 of the Company's Form 10-QSB for the period ended March 31, 2006 filed on May 16, 2006 is hereby incorporated by reference.


                        CRAFTY ADMIRAL ENTERPRISES, LTD.
                             Pro Forma Balance Sheet
                           (Expressed in U.S. Dollars)
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                                              AS AT 31
                                                                            AS AT 30     DECEMBER 2005
                                                                           JUNE 2006         (AUDITED)
                                                                                   $                 $
ASSETS
CURRENT
Cash and cash equivalents                                                    294,228            17,531
Deposits on Oil & Gas Leases                                                  43,000                 -
                                                                       ==============    ==============

Total Current Assets                                                         337,228            17,531

Oil & Gas Leases                                                             642,006
                                                                       ==============    ==============

                                                                             979,234            17,531
                                                                       ==============    ==============

LIABILITIES
CURRENT
Accounts payable and accrued liabilities                                           -             5,525
Convertible debentures                                                       948,247            20,475
Due to related party                                                           2,298             2,298
                                                                       --------------    --------------

                                                                             950,545            28,298
                                                                       --------------    --------------

STOCKHOLDERS' EQUITY
CAPITAL STOCK
Authorized
300,000,000 common shares, par value $0.001 and 50,000,000
preferred shares, par value $0.001 Issued and outstanding 31
March 2006 - 46,000,000 common shares, par value $0.001
31 December 2005 - 42,000,000 common shares, par value $0.001                 46,000            42,000
ADDITIONAL PAID-IN CAPITAL                                                    87,600             8,000
DEFICIT, ACCUMULATED DURING THE DEVELOPMENT STAGE                          (108,511)          (60,767)
                                                                       --------------    --------------

                                                                              28,689          (10,767)
                                                                       --------------    --------------

                                                                             979,234            17,531
                                                                       ==============    ==============

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                        CRAFTY ADMIRAL ENTERPRISES, LTD.
                       Pro Forma Statements of Operations
                           (Expressed in U.S. Dollars)
                                   (unaudited)
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                       FROM THE DATE OF
                                                           INCEPTION ON        FOR THE SIX       FOR THE THREE
                                                        6 MARCH 2000 TO       MONTH PERIOD        MONTH PERIOD
                                                                30 JUNE      ENDED 30 JUNE       ENDED 30 JUNE
                                                                   2006               2006                2006
                                                                      $                  $                   $

EXPENSES
Interest on convertible debentures                               13,247             12,772              12,297
Management fees                                                   6,000              6,000               3,000
Office and miscellaneous                                         15,526                502                  95
Professional fees                                                72,538             27,271              22,828
Rent                                                              1,200              1,200                 600
                                                     -------------------    ---------------     ---------------

NET LOSS FOR THE PERIOD                                       (108,511)           (47,745)            (38,820)
                                                     ===================    ===============     ===============

BASIC AND DILUTED EARNINGS PER COMMON SHARE                                       (0.0011)            (0.0001)
                                                                            ===============     ===============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
USED IN PER SHARE CALCULATIONS                                                  44,740,331          46,000,000
                                                                            ===============     ===============

CRAFTY ADMIRAL ENTERPRISES, LTD.
(A DEVELOPMENT STAGE COMPANY)
Notes to Pro Forma Financial Statements

As of June 30, 2006

--------------------------------------------------------------------------------

1.   TERMS OF ACQUISITION AND BASIS OF PRESENTATION:

     The accompanying pro forma financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on April 29, 2006 of an Oil and Gas Lease from Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber owners of Tombaugh Farm ("Tombaugh Lease") by Crafty Admiral Enterprises, Ltd. ("Crafty"). The pro forma financial statements of Crafty give effect to the acquisition of the Tombaugh Lease.

     The pro forma financial statements include:

     (a) a pro forma balance sheet prepared from the unaudited balance sheet of Crafty as at June 30, 2006 and gives effect to the assumptions described in note 3. The pro forma balance sheet assumes the acquisition of the Tombaugh Lease occurred on April 29, 2006.

     (b) a pro forma statement of loss prepared from the unaudited statement of loss of Crafty for the period January 1, 2006 to June 30, 2006 and gives effect to the assumptions described in note 3. The pro forma statement of loss assumes the acquisition of the Tombaugh Lease occurred on April 29, 2006.

     The latest fiscal year of Crafty ended December 31, 2005. The pro forma statement of loss has been prepared for the three and six months ended March 31, 2006 and June 30, 2006.

     The pro forma financial statements are not necessarily indicative of the results of operations that would have resulted if the transactions described above had occurred at the dates indicated or of the future operating results of Crafty subsequent to the completion of the acquisition of the Tombaugh Lease.

     The pro forma financial statements should be read in conjunction with the audited and unaudited financial statements of Crafty contained elsewhere in this Current Report on Form 8K.

2.   SIGNIFICANT ACCOUNTING PRINCIPLES:

     The pro forma financial statements have been compiled using the significant accounting policies as set out in the unaudited and audited financial statements of Crafty contained elsewhere in this Current Report on Form 8K.

3.   PRO FORMA ASSUMPTIONS:

     The pro forma financial statements are based on the following assumptions:

     o Crafty has acquired an Oil and Gas Lease from Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber, owners of Tombaugh Farm;

     o   Crafty is currently a non-operating company;

     o Estimated costs of the acquisition are $25,000, incurred by Crafty. These costs were accrued in the financial statements of Crafty at April 29, 2006, and are accordingly included as a pro-forma adjustment.


                               PART III - EXHIBITS

    Item 1.   Exhibits

    Number      Description
    ------      -----------

      10 Lease Purchase Agreement, dated April 29, 2006, between the Company and Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber.


    Item 2.   Description of Exhibits

    Exhibit 10 On April 29, 2006 Crafty Admiral Enterprises, Ltd. entered into a lease purchase agreement with Alice Ramsey, Reid Weber, Rebecca Daniels, and Paul Weber, owners of Tombaugh Farm in St. Francis County, Arkansas. The Company paid $642,006 for the lease which equals $450 per Net Mineral Acre for a Paid-Up five (5) year Lease term on 1,426.68 acres. In addition the lease requires Crafty to pay the lessors a nineteen percent (19%) royalty of oil and other liquid hydrocarbons produced. The Agreement provides Crafty with an option to extend the primary term of the lease for five (5) additional years on the same terms.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CRAFTY ADMIRAL ENTERPRISES LTD.

Dated: September 12, 2006

                                          By:    /s/ LAWRENCE SICCIA
                                                 -------------------
                                          Title: President, CEO, CFO, Principal
                                                 Accounting Officer and Chairman
                                                 of the Board of Directors